3. Related Party Transactions Not Disclosed Elsewhere	6 Months Ended
Jun. 30, 2016
Disclosure Text Block [Abstract]
3. Related Party Transactions Not Disclosed Elsewhere

3. Related Party Transactions not Disclosed Elsewhere

On December 1, 2015, the Company entered into an agreement with PT Kinerja Indonesia, an entity organized under the laws of Indonesia ("PT Kinerja"), for an exclusive, world-wide license to use and commercially exploit certain KinderjaPay technology and intellectual property. Pursuant to the License Agreement and in consideration for the payment of royalties, the Company has been granted the exclusive, world-wide rights to the KinerjaPay IP, an eCommerce platform that provides users with the convenience of e-Wallet service for bill transfer and online shopping having advanced functionality and "gamification" features, among others, and is among the first portals to allow users the convenience to top-up phone credit. Mr. Ng is a control person of PT Kinerja and a controlling shareholder and board member of KinerjaPay Corp. PT Kinerja Indonesia provides all necessary R&D, technical support, procurement/logistic and IT operational services and other technology support needed to operate our Portal. On December 1, 2015, the Company entered into an agreement with PT Kinerja Indonesia for an exclusive, world-wide license to use and commercially exploit certain KinderjaPay technology and intellectual property. The licensing agreement requires a 1% royalty on sales generated by the Company. The company plans to conduct operations through its subsidiary P.T. Kinerja Pay Indonesia which was formed on April 6, 2016.

During the period ended June 30, 2016, related party prepaid expenses of $55, 019 were paid in conjunction with the services agreement signed on December 1, 2015 between PT Kinerja Indonesia and the subsidiary for for technical and R&D services. The services will be performed throughout July-September 2016.